Impacts of Change in Accounting Policy and Adoption of New IFRS Pronouncements	12 Months Ended
Dec. 31, 2018
Disclosure of information about consolidated structured entities [abstract]
Impacts of Change in Accounting Policy and Adoption of New IFRS Pronouncements [text block]
6.	Impacts of Change in Accounting Policy and Adoption of New IFRS Pronouncements

The Corporation has adopted the new IFRS pronouncements listed below as at January 1, 2018, in accordance with the transitional provisions outlined in the respective standards and described below. In light of the changes to the revenue standard to IFRS 15, management has changed their treatment under IFRS 6 for the partial distribution of the mineral interest.

Adjustments to Consolidated Financial Statements

The table below summarizes the adjustments to previously reported figures related to the policy change pertaining to IFRS 6, which is more fully described below:

Adjustments to Condensed Consolidated Balance Sheets

	December 31 2017	January 1 2017

Equity before accounting changes	$100,060	$90,673
Adjustments to equity relating to:
Property plant and equipment	2,117	2,283
Mineral properties	(10,229)	(10,229)
Deferred income tax liabilities	2,390	1,440
Silver streaming interest	18,118	18,118

Equity after accounting changes	$112,456	$102,285

Adjustments to Condensed Consolidated Statements of Loss and Comprehensive Loss

	Year ended December 31 2017	Year ended January 1 2017

Loss before accounting changes	$(7,648)	$(4,359)
Adjustments to loss relating to:
Depreciation and amortization	(165)	(165)

Loss after accounting changes	$(7,813)	$(4,524)

Loss per share before accounting changes:
Basic and diluted	$(0.08)	$(0.04)
Loss per share after accounting changes:
Basic and diluted	$(0.09)	$(0.05)

The Corporation has assessed the impact of IFRS 15 on its silver streaming arrangement with Wheaton, as described in Note 15.  At the date the initial transaction was completed, the Corporation determined that the contract was a disposal of part of a mineral interest and a related contract to provide extraction services.  Under its existing policy, the Corporation applies the provisions of IFRS 6, which allows for an accounting policy choice to either apply the proceeds received as a credit to the carrying value of the exploration and evaluation (“E&E”) asset, or account for the transaction as a partial sale, with deferral of the gain, to be recognized on a units-of-production sold basis. Upon the effective date of IFRS 15, the Corporation will continue to apply IFRS 6 guidance for the partial sale of the mineral interest, but has elected to change the policy to apply the proceeds received as a credit to the carrying value of the E&E asset. Management believes this approach to be more relevant and reliable.

Specifically, the USD $50,000,000 initial deposit recorded as consideration was applied against the carrying value of the mineral interest, with a gain being recognized to the extent that the value of the consideration exceeds the value of the mineral interest.

Overview of Changes to IFRS

The Corporation adopted IFRS 15 on January 1, 2018 in accordance with the transitional provisions of the standard, applying a modified retrospective approach in restating our prior period financial information.

IFRS 15, Revenue from Contracts with Customers deals with revenue recognition and establishes principles for reporting useful information to users of financial statements about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. Revenue is recognized when a customer obtains control of a good or service and thus has the ability to direct the use and obtain the benefits from the good or service. The standard replaces IAS 18, Revenue and IAS 11, Construction contracts and related interpretations. Management’s primary focus was evaluating contracts under our Environmental Services business, as this is currently the Corporation’s primary source of revenue. Based on this analysis, the Corporation does not have significant changes to the timing and amount of its revenue recognition related to environmental services under IFRS 15, as the majority of its contracts contain a series of same or similar performance obligations. Consequently, consistent with the Corporation’s existing policy, revenue is recognized “over time”, as the services are provided.

IFRS 9, Financial Instruments, addresses the classification, measurement and recognition of financial assets and financial liabilities. It replaces the guidance in IAS 39, Financial Instruments: Recognition and Measurement that relate to the classification and measurement of financial instruments. IFRS 9 retains but simplifies the mixed measurement model and establishes three primary measurement categories for financial assets: amortized cost, fair value through other comprehensive income and fair value through profit or loss. The basis of classification depends on the entity’s business model for managing its financial instruments and the contractual cash flow characteristics of the instrument. For financial liabilities, the standard retains most of the IAS 39 requirements. The main change for liabilities is that, in cases where the fair value option is taken for financial liabilities, the part of a fair value change due to an entity’s own credit risk is recorded in OCI rather than in net earnings. There was no change in the carrying amounts on the basis of their measurement categories or a measurement attribute on transition. The Corporation has made the irrevocable classification choice to record fair value changes on its equity investments in OCI (Note 24). This election resulted in a nil reclassification from the Corporation’s retained earnings to AOCI, on January 1, 2018.

Credit risk arises from cash and cash equivalents and trade receivables. While the Corporation is exposed to credit losses due to the non-performance of its counterparties, there are no significant concentrations of credit risk and the Corporation does not consider this to be a material risk. The Corporations customers with whom the current business operations are with include government bodies and reputable businesses.

The Corporation has implemented a process for managing expected credit loss provisions related to trade receivables going forward under IFRS 9. For its trade receivables, the Corporation applies the simplified approach for determining expected credit losses, which require the Corporation to determine the lifetime, expected losses for all its trade receivables. The expected lifetime credit loss provision for its trade receivables is based on historical counterparty default rates and adjusted for relevant forward looking information, when required. Because of factors including that the majority of its customers are considered to have low default risk and the Corporation does not extend credit to customers with a high default risk, the historical default rates are low and the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2018. Accordingly, the Corporation did not record any adjustment relating to the implementation of the expected credit loss model for its trade receivables.

The Corporation has assessed the classification and measurement of our financial assets and financial liabilities under IFRS 9 and have summarized the original measurement categories under IAS 39 and the new measurement categories under IFRS 9 in the following table:

	Original classification IAS 39	New classification IFRS 9
Financial Assets
Cash and cash equivalents	Amortized cost	Amortized cost
Short-term deposits	Amortized cost	Amortized cost
Equity securities	Available-for-sale	FVTOCI
Warrants	FVTPL	FVTPL
Trade accounts receivable	Amortized cost	Amortized cost
Other receivables	Amortized cost	Amortized cost
Derivative assets	FVTPL	FVTPL
Restricted cash	Amortized cost	Amortized cost

Financial Liabilities
Trade and other payables	Amortized cost	Amortized cost
Derivative liabilities	FVTPL	FVTPL